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                                                                   EXHIBIT 10.14


                              CONSULTING AGREEMENT

         This Consulting Agreement is made and entered into as of this _____ day of October, 1999 by and between Natural Health Trends Corp. (the "Company"), and Domain Investments, Inc. (the "Consultant") (the "Agreement").

         In consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. PURPOSE AND TERM. The Company hereby retains the Consultant upon the terms and conditions contained herein for a period of 24 months commencing upon the date of execution of this Agreement (the "Term").

2. DUTIES OF CONSULTANT. During the Term of this Agreement, the Consultant will provide the Company with such regular and customary consulting advice as is reasonably requested by the Company, including but not limited to, assisting the Company with restructuring and reorganizing debt, negotiations with creditors, administration of debts and voluntary workouts. Consultant shall assist the Company in maximizing the value of both the Global Health Alternatives, Inc. and the Ellon product lines. All information obtained by the Consultant in connection with this Agreement and relating to the Company shall be the property of the Company.

3. CONSULTING FEE. For its services, Consultant shall be paid a consulting fee of $5,000 per month. The Company shall have the ability to issue to Consultant 95,000 shares of the Company's common stock, in lieu of cash. In the event the Company exercises its right to issue the shares of common stock, the Company shall have no further obligation to Consultant. Consultant shall also be responsible for all accounting, legal and other costs incurred by Consultant pursuant to this Agreement.

4. ASSIGNABILITY OF SHARES. Consultant represents and warrants to the Company that it is not acquiring the Shares with a view to, or for resale in connection with, any distribution in violation of the Securities Act of 1933, as amended. The Shares have not been registered under the Securities Act or any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by law, any such transfer, sale, assignment or hypothecation shall be effected by Consultant only by surrendering the Shares for assignment at the office of the Company, accompanied by an opinion of counsel satisfactory to the Company, and its counsel, stating that such transfer does not violate the Securities Act or any applicable state securities law.

5. REGISTRATION RIGHTS. The shares to be issued pursuant to subsection 3 of this Agreement shall contain unlimited piggyback registration rights. Consultant's piggyback registration rights shall commence on the date hereof and shall terminate three (3) years after the Company shall register any of its shares of common stock for sale pursuant to the Securities Act of 1933, as amended (the "Act"). The Company shall bear the costs of such registrations. In the event of the sale of the shares contemplated hereunder, Consultant shall pay any and all underwriting commissions and non-


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accountable expenses of any underwriter selected by Consultant to sell the common stock (the "Registrable Securities"). The Company agrees to use its prompt best efforts to cause the filing required herein to become effective and to qualify or register the Registrable Securities in such states as are reasonably requested by the Consultant. As to Consultant's registration rights, the Company agrees to qualify or register the Registrable Securities in such additional states as are reasonably requested by Consultant and the Company shall bear all costs and expenses, of the qualification of registration of the Registrable Securities in such additional states as are reasonably requested by the Consultant. In no event shall the Company be required to register the Registrable Securities in more than five (5) states or in a state in which such registration would cause (i) the Company to be obligated to do business in such state, or (ii) the principal stockholders of the Company to be obligated to escrow any of their securities.

6. COMPANY DISCLOSURE OF INFORMATION. The Company hereby agrees to timely provide the Consultant with the documents and the information enumerated below. The Consultant agrees that it shall keep all such information and the contents of such documents confidential and shall utilize such information solely for the purpose of performing the Services, and for no other purpose. The information and/or documents that Company shall provide are:

         a. all of the Company's current filings with the SEC or other regulatory bodies with jurisdiction over the Company's activities;

         b. copies of any meetings of the Company's shareholders, directors or committees of its board of directors;

         c. the Company's current audited financial statement and any unaudited financial statements produced currently by the Company's auditors; and

         d.       all public releases of information.

7. CONSULTANT'S NON-DISCLOSURE OF INFORMATION/NON-COMPETITION.

         a. The Consultant acknowledges that in the course of its engagement it may become familiar with trade secrets and other confidential information (collectively, "Confidential Information") concerning the Company and Consultant shall hold in a fiduciary capacity for the benefit of the Company all secret, confidential proprietary information, knowledge or data relating to the Company that shall have been obtained by the Consultant during its engagement by the Company and that shall have not been or now or hereafter have become public knowledge (other than by acts by the Consultant or its representatives in violation of this Agreement). Consultant agrees that it shall not disclose to any third party any Confidential Information for any purpose other than the performance of its duties under this Agreement. During the Term and at all times thereafter, regardless of the reason for the termination of this Agreement, Consultant shall not, without the prior written consent of the Company or as otherwise may be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by the Company.



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         b.       Upon completion of the Term or earlier termination of this
                  Agreement for any reason, Consultant will return to the Company any confidential materials or information which the Company may have supplied to the Consultant. Consultant may retain a copy of such materials or information for Consultant's own due diligence file. However, Consultant hereby agrees not to distribute or release such confidential materials or information without giving the Company at least five (5) days' written notice so that Company shall have the opportunity, at Company's sole cost and expense, to move to prevent Consultant's distribution or release of the confidential material or information.

         c. Subject to the limitations set forth herein, Consultant agrees that during the Term and for a period of one year thereafter it shall not directly or indirectly, own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the business of the Company as such business exists within any geographical area in which the Company conducts its business. In addition, Consultant shall not solicit, interfere with or conduct business with any vendors, customers or employees of the Company during the term of this Agreement or for a period of one year after the termination hereof. In the event the Company breaches any of its duties or obligations under this Agreement, the Company agrees that Consultant shall not be bound by the provisions of this Agreement, except for the provisions concerning Confidential Information.

8. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is deemed unlawful or invalid for any reason whatsoever, such unlawfulness or invalidity shall not affect the validity of the remainder of this Agreement.

9. MISCELLANEOUS.

         a. Any notice or other communication between the parties hereto shall be sent by certified or registered mail, postage prepaid, if to the Company, addressed to it at 380 Lashley Street, Longmont, CO 80501 or, if to the Consultant, addressed to it at ________________________________or to such address as may hereafter be designated in writing by any of such entities to the others. Such notice or other communication shall be deemed to be given on the date of receipt.

         b. If, during the term hereof, the Consultant shall cease to do business, the provisions hereof relating to the duties of the Consultant and the compensation by the Company as it applies to the Consultant shall thereupon cease to be in effect, except for the Company's obligation of payment for services rendered prior thereto. This Agreement shall survive any merger of, acquisition of, or acquisition by the Consultant and, after any such merger or acquisition, shall be binding upon the Company and the corporation surviving such merger or acquisition.



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         c.       This Agreement embodies the entire agreement and understanding between the Company and the Consultant and supersedes any and all negotiations, prior discussions and preliminary and prior agreements and understandings related to the central subject matter hereof.

         d. This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Consultant.

         e. This Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws, rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

         f. This Agreement and the rights hereunder may not be assigned by either party (except by operation of law) and shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns and legal representatives.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.


                                         NATURAL HEALTH TRENDS CORP.


                                         By:  /s/ MARK D. WOODBURN
                                              ---------------------------------
                                              Name:    Mark D. Woodburn
                                              Title:   Chief Financial Officer


                                         DOMAIN INVESTMENTS, INC.


                                         By:
                                              ---------------------------------
                                              Name:
                                              Title:



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